SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 8, 2012 (August 2, 2012)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4927 Calloway Drive

Bakersfield, California 93312
(Address of principal executive office)

661-864-0500

Issuer's telephone number:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on June 1, 2012, Tri-Valley Corporation (the “Company”) issued a Senior Secured Demand Note (the “Gamble Demand Note”) to George T. Gamble 1991 Trust (“Gamble Trust”), documenting an uncommitted line of credit pursuant to which the Company could request advances up to, but not to exceed at any one time, $1,350,000. The Company’s obligations under the Gamble Demand Note are secured by the same collateral that secures the Gamble Senior Secured Notes issued on March 30 and May 4, 2012, respectively.

On August 2, 2012, the Company and Gamble Trust amended the Gamble Demand Note to permit the Company, until August 3, 2012, to borrow an additional over line amount up to but not exceeding $294,258.14 (the “Over Line”), with any advances under the Over Line being deemed to be advances under the Gamble Demand Note and secured by the same collateral that secures the Gamble Demand Note.

The foregoing description of the Over Line does not purport to be complete and is qualified in its entirety by reference to the Fourth Modification of Transaction Documents, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

As of August 3, 2012, the Gamble Trust had advanced $1,644,258 in aggregate principal amount to the Company under the Gamble Demand Note (not including interest, fees and other costs).

Item 1.03 Bankruptcy or Receivership.

On August 7, 2012, the Company, its wholly owned subsidiaries, Tri-Valley Oil & Gas Co. and Select Resources Corporation, Inc., and TVC Opus I Drilling Program, L.P., of which the Company is the managing partner (collectively, the “Debtors”), filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) (collectively, the “Chapter 11 Cases”). The Company’s Chapter 11 Case is being administered under the caption “In re: Tri-Valley Corporation” (Case No. 12-12291). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer, for procedural purposes, all of the Debtors’ Chapter 11 Cases under the caption “In re: Tri-Valley Corporation, et al.” The Debtors will continue to operate their respective businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

A copy of the press release the Company issued to announce the filing is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported, certain events of default relating to, among other things, the non-payment of accrued interest and other fees and expenses due and payable, have previously occurred under the Company’s senior secured financing documents with Gamble Trust. The filing of the Chapter 11 Cases constituted an additional event of default under each of the secured financing documents with Gamble Trust. All outstanding principal, unpaid interest, fees, costs and other expenses payable to the Gamble Trust are immediately due and payable. As of August 6, 2012, the total outstanding obligations owed by the Company to the Gamble Trust under the March 30, May 4 and June 1, 2012 loan documents, as amended, are $7,198,079 (including interest, fees, and other costs).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Fourth Modification of Transaction Documents, dated as of August 2, 2012, between Tri-Valley Corporation and the Gamble Trust.
99.1	Press release dated August 8 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2012	TRI-VALLEY CORPORATION /s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Fourth Modification of Transaction Documents, dated as of August 2, 2012, between Tri-Valley Corporation and the Gamble Trust.
99.1	Press release dated August 8, 2012.

Exhibit 10.1

FOURTH MODIFICATION OF TRANSACTION DOCUMENTS

THIS FOURTH MODIFICATION OF TRANSACTION DOCUMENTS (this "Agreement") is entered into as of August 2, 2012 by and between TRI-VALLEY CORPORATION, a Delaware corporation ("Debtor"), and GEORGE T. GAMBLE 1991 TRUST "Purchaser"). All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Purchase Agreements (as defined below) unless otherwise stated.

RECITALS

A. Debtor executed and delivered to Purchaser: (i) that certain 14% Senior Secured Note dated as of March 30, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, "First Note"), as issued pursuant to the terms of that certain Senior Secured Note and Warrant Purchase Agreement dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, "First Purchase Agreement"), (ii) that certain 14% Senior Secured Note dated as of May 4, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, "Second Note"), as issued pursuant to the terms of that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the "Second Purchase Agreement", and together with the First Purchase Agreement, the "Purchase Agreements"), and (iii) that certain 14% Senior Secured Demand Note dated as of June 1, 2012 evidencing an uncommitted line of credit (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal, increase or extension thereof, in whole or in part, "Third Note", and together with the First Note and the Second Note, collectively, "Notes").

B. Among other collateral documents, TVOG and Select Resources executed in favor of Purchaser that certain (i) Guaranty Agreement dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, "First Guaranty"), and (ii) Guaranty Agreement dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, "Second Guaranty", and together with the First Guaranty, "Guaranties").

C. Debtor has requested that Purchaser provide for over line funding in the amount of $294,258.14 until August 3, 2012 and extend the Termination Date (as set forth and defined in the Third Note) to August 3, 2012, and Purchaser has agreed to do so pursuant to the terms and conditions of this Agreement.

NOW THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Debtor agree as follows:

1. Amendments to Third Note. The Third Note is hereby amended as follows:

(a)	The definition of "Termination Date" in the Third Note shall be deleted in its entirety and the following shall be substituted in replacement therefor:

""Termination Date": August 3, 2012"

(b)	The first paragraph of the Third Note shall be deleted in its entirety and the following shall be substituted in replacement therefor:

"Purchaser has offered to the undersigned (the "Company") an uncommitted line of credit with aggregate Advances (as hereinafter defined) outstanding not to exceed at any one time $1,350,000.00 on the terms and conditions set forth herein. Notwithstanding anything contained herein to the contrary, the Company shall be permitted from August 2, 2012 until August 3, 2012, to borrow an additional over line amount up to but not exceeding $294,258.14 (the "Over Line") on the terms and conditions set forth herein. All such Advances of the Over Line shall be deemed an Advance under this Note, and Purchaser shall be fully entitled to rely on all of the Collateral and all of the Transaction Documents with respect thereto. Such uncommitted line of credit shall remain in effect until the first to occur of (i) the Termination Date, or (ii) termination by either party upon written notice of termination to the other party, provided that no such termination shall affect the obligations of Company hereunder at the time of termination. Availability of the Advances will be at the sole discretion of the Purchaser as follows:"

(c)	The first sentence of the third paragraph of the Third Note shall be deleted in its entirety and the following shall be substituted in replacement therefor:

"If Purchaser makes any Advances to Company hereunder, for value received, Company hereby promises to pay to the order of Purchaser, or its successors and permitted assigns, the principal amount of any loan made hereunder, up to the aggregate principal amount of $1,350,000.00 plus any additional amount advanced pursuant to the Over Line, payable at such times, and in such amounts, as specified herein."

2.	Conditions Precedent to Effectiveness of this Agreement. Unless otherwise waived by Purchaser in its sole discretion, this Agreement shall become effective when, and only when, Purchaser shall have received, in form and substance satisfactory to Purchaser, in Purchaser's sole discretion, the following documents, fully executed by all of the parties thereto:
(a)	this Agreement;
(b)	the Ratification and Affirmation of Guarantor attached to this Agreement duly executed. by TVOG and Select Resources; and
(c)	resolutions of the Board of Directors (or other appropriate governing authority) of each of Debtor, TVOG and Select Resources authorizing the execution, delivery and performance of this Agreement and any other documents signed in connection herewith, together with an incumbency certificate of an authorized officer, the Bylaws of each of Debtor, TVOG and Select Resources.
3.	Representations and Warranties of Debtor. Debtor represents and warrants as follows:
(a)	It is duly authorized and empowered to execute, deliver and perform this Agreement and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Agreement has been duly and effectively taken;
(b)	After giving effect to this Agreement, except as specifically set forth on the Disclosure Schedule to the Second Purchase Agreement or as otherwise disclosed to Purchaser in writing on or before the date hereof, the representations and warranties contained in the Purchase Agreements and any other Transaction Documents executed by it in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;
(c)	After giving effect to this Agreement, except as specifically set forth on the Disclosure Schedule to the Second Purchase Agreement or as otherwise disclosed to Purchaser in writing on or before the date hereof, no event has occurred and is continuing which constitutes a default or an Event of Default; and
(d)	When duly executed and delivered, each of this Agreement, the Purchase Agreements and any other Transaction Documents will be legal and binding obligations of it, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.
4.	Reference to and Effect on the Transaction Documents.
(a)	Upon the effectiveness of this Agreement, each reference in the Purchase Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each such reference in the Transaction Documents, shall mean and be a reference to the applicable Purchase Agreement, or the applicable Transaction Document, as amended hereby.
(b)	Except as specifically amended above, the Purchase Agreements, the Notes, and all other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and related documents and all collateral described therein do and shall continue to secure the payment of all obligations of Debtor under the Purchase Agreements, the Notes, and any other Transaction Documents, each as amended hereby.
(c)	In the event of any inconsistency between the terms of any Transaction Document and the terms of such Transaction Document as amended hereby, the terms of the Transaction Document, as amended hereby, shall control.
(d)	The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under, or constitute a waiver of any other provision of, any of the Transaction Documents.
5.	Further Assurance; Costs and Expenses. Debtor shall pay any and all costs and expenses payable or determined to be payable in connection with the execution and delivery, filing or recording of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to save Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees. All such costs, expenses and liabilities shall be a part of the indebtedness under the Notes, becoming additional principal owed by Debtor thereunder and accruing interest as set forth in the Notes. Debtor hereby agrees to execute such other documents to be filed of record as may be necessary or as may be required in the opinion of counsel to Purchaser, to effect the transactions contemplated hereby and to protect the liens and security interests of the Transaction Documents, and the liens and/or security interests in all other collateral.
6.	Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
7.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that Purchaser has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of New York law shall not be deemed to deprive Purchaser of such rights and remedies as may be available under Federal law.
8.	No Set-offs, Counterclaims, Defenses, Etc. Debtor and each of the Guarantors, by their execution hereof, each hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Purchaser arising out of the Transaction Documents, or any other documents mentioned herein or otherwise; and to the extent any such set-offs, counterclaims, defenses, or other causes of action may exist, whether known or unknown, such items are hereby waived by Debtor. Debtor hereby reaffirms to Purchaser each of its respective representations, warranties, covenants and agreements contained in the Transaction Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.
9.	Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective successors and assigns.
10.	Final Agreement. THIS AGREEMENT, THE NOTES, THE DEED OF TRUST (AS DEFINED IN THE FIRST PURCHASE AGREEMENT) AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

DEBTOR:

TRI-VALLEY CORPORATION, a Delaware corporation

By: /s/ Maston N. Cunningham
 Maston N. Cunningham, Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

PURCHASER:

GEORGE T. GAMBLE 1991 TRUST

By: /s/ G. Thomas Gamble
 G. Thomas Gamble, Trustee

RATIFICATION AND AFFIRMATION OF GUARANTORS

As of August 2, 2012, each undersigned Guarantor ("Guarantor", and collectively, "Guarantors") hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under that certain Guaranty Agreement dated as of March 30, 2012 (as amended, modified, supplemented or restated from time to time in effect, the "Guaranty") executed by each Guarantor in favor of the Purchaser, (c) acknowledges, renews and extends its continued liability under said Guaranty and agrees that said Guaranty remains in full force and effect notwithstanding the matters contained herein, and (d) represents and warrants to the Purchaser that as of the date hereof, after giving effect to the terms of this Agreement, all of the representations and warranties contained in each Transaction Document to which said Guarantor is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

GUARANTORS:

TRI-VALLEY OIL & GAS CO., a California corporation

By: /s/ Maston N. Cunningham
 Maston N. Cunningham, Chief Executive Officer
and President

SELECT RESOURCES CORPORATION, a Delaware corporation

By: s/ Maston N. Cunningham
 Maston N. Cunningham, Chief Executive Officer

Exhibit 99.1

Tri-Valley Corporation Files for Chapter 11 Relief;

Receives Commitment for DIP Financing

BAKERSFIELD, California—August 8, 2012—Tri-Valley Corporation (OTCQB: TVLY) (the “Company”) today announced the Company, its wholly owned subsidiaries, Tri-Valley Oil & Gas Co. (“TVOG”) and Select Resources Corporation, Inc., and TVC Opus I Drilling Program, L.P. (“Opus”), of which the Company is the managing partner (collectively, the “Debtors”), filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) (collectively, the “Chapter 11 Cases”). The Company’s Chapter 11 Case is being administered under the caption “In re: Tri-Valley Corporation” (Case No. 12-12291). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer, for procedural purposes, all of the Debtors’ Chapter 11 Cases under the caption “In re: Tri-Valley Corporation, et al.”

The Company has received a debtor-in-possession financing commitment of $11,048,078 by its senior secured lender George T. Gamble 1991 Trust (“Gamble Trust”), of which $3,850,000 represents new credit availability, to support the Debtors’ business operations during the Chapter 11 Cases. Upon approval by the Bankruptcy Court, the new debtor-in-possession financing and cash generated from the Debtors’ ongoing operations will be used to support the business during the bankruptcy process.

During the month of June 2012, the Company worked with FTI Consulting, Inc., the Company’s financial advisor, to evaluate cash flows and assess its liquidity. In June and early July, the Company, representatives of the Gamble Trust and the Opus Special Committee (“OSC”), met to discuss potential solutions to the Debtors’ pressing need for capital and the strategic alternatives available under present circumstances. After further consultation with the Gamble Trust, the OSC and their respective advisors prior to the filing date, the Company concluded that the only feasible way to repay creditors and generate a substantial return to Opus investors was to seek to sell substantially all of the Debtors’ assets, including those at Pleasant Valley and Claflin, in a competitive sale process under Section 363 of the Bankruptcy Code. The Debtors intend to propose a Chapter 11 plan that simultaneously (i) resolves the outstanding claims between Opus, and Tri-Valley and TVOG, and (ii) distributes the expected proceeds of sale fairly and equitably.

Maston Cunningham, President and CEO of Tri-Valley, said, “Uncertainties surrounding, among other things, the outstanding alleged claims by Opus and the ongoing inquiry by the staff of the Securities and Exchange Commission, have made the Company unattractive for the significant additional funding that would have been required to avoid the bankruptcy process and continue exploring strategic alternatives. We expect that a robust sale process for our oil, gas and mineral assets, and for Opus’ oil and gas assets, will produce a substantial recovery for Tri-Valley creditors and for investors in the Opus partnership.”

The Debtors have filed a series of motions with the Bankruptcy Court to assure the continuity and stability of operating their respective businesses, including the payment of wages and the continuation of benefit programs. The Company expects operations to continue as usual throughout this process.

The Company believes that there may not be any value for Tri-Valley stockholders resulting from the bankruptcy process, given, among other things, the priority of claims of the Company’s secured and unsecured creditors and the resolution of the outstanding alleged claims between Opus, Tri-Valley and TVOG.

Court filings and other documents related to the proceedings are available on a website administered by the Debtors’ claims agent, Epiq Bankruptcy Solutions, LLC, at http://dm.epiq11.com/TVCORP.

Bankruptcy law does not permit solicitation of acceptances of a Plan of Reorganization until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan, which has not yet been filed with the Bankruptcy Court. Further, the Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

About Tri-Valley Corporation

Tri-Valley Corporation explores for and produces oil and natural gas in California and has two exploration-stage gold properties in Alaska. Tri-Valley is incorporated in Delaware and is publicly traded on the OTQCB under the symbol “TVLY.” Our Company website, which includes all SEC filings, is www.tri-valleycorp.com.

Special Note Regarding Forward-Looking Statements

All statements contained in this press release that refer to future events or other non-historical matters are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “hope,” “intends,” “may,” “plans,” “potential,” “predicts,” or “seeks,” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions based on management’s expectations as of the date of this press release, and involve known and unknown risks, uncertainties and other factors, including: (i) the ability of the Debtors to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Debtors to negotiate, develop and consummate one or more Section 363 sales transactions and plans of reorganization with respect to the Chapter 11 Cases, (iii) the effects of the bankruptcy filing on the Debtors and the interests of various creditors, equity holders and other constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Debtors will operate under the Chapter 11 Cases, (vi) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the ability of the Debtors to negotiate, develop and consummate one or more Section 363 sales transactions, and to develop one or more plans of reorganization and consummate such plans once they are developed, (vii) the potential adverse effects of the Chapter 11 proceedings on the Debtors’ liquidity or results of operations, (viii) the ability to execute on the Debtors’ businesses, (ix) increased legal costs related to the bankruptcy filings and other potential litigation, (x) the ability of the Debtors to maintain contracts and leases that are critical to their operation, including to obtain and maintain normal terms with their lessors, vendors, customers, landlords and service providers and to retain key executives, managers and employees, and (xi) such other risks and factors that are discussed in greater detail in our filings with the Securities and Exchange Commission from time to time. In the event that the risks discussed above cause results to differ materially from those expressed in the Company’s forward-looking statements, the Debtors’ businesses, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.